Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies.
Commitments and contingencies

26.   Commitments and contingencies

  a. Contractual commitment

        Contractual commitments related to office rental, leases signed for co-location services and server rentals, leasehold improvement, building renovation and other purchase obligation are presented in the following table:

	Office Rental	Co-location & Server Rental	Other Purchase Obligation	Total
	RMB	RMB	RMB	RMB
2014	70,636,859	42,340,160	13,493,930	126,470,949
2015	71,078,454	—	—	71,078,454
2016	43,784,771	—	594,850	44,379,621
2017	36,266,027	—	—	36,266,027
2018	35,337,016	—	—	35,337,016
Thereafter	4,966,921	—	—	4,966,921

	262,070,048	42,340,160	14,088,780	318,498,988

        The rental expenses including server leasing rental and office rental were approximately RMB142,073,341, RMB158,841,427 and RMB203,391,941 for the years ended December 31, 2011, 2012 and 2013, respectively, and were charged to the Consolidated Statements of Income and Comprehensive Income when incurred.

        In 2011, the Group entered into a limited partnership agreement to invest up to RMB643.5 million in the VC Fund over a nine-year period as a limited partner. The VC Fund is managed by one general partner unrelated to the Group and is focusing on companies with high-growth potentials in certain technology, media and telecommunications sectors. In March 2013, the Group increased its committed capital for an additional RMB396.0 million into the VC fund, and the investment term was changed to 12 years. As of December 31, 2013, the Group has contributed RMB398.0 million to the VC Fund. The remaining committed capital of RMB641.5 million will be contributed over the remaining investment term upon the capital call by the general partner.

  b. Contingencies

        The Group is subject to a variety of claims and suits that arise from time to time in the ordinary course of its business.

        On February 1, 2013, a Delaware company sued PW USA (Parallel Networks, LLC v. Perfect World Entertainment, Inc., Case No. 13-cv-00182) and ten other companies in related actions for patent infringement in the United State District Court for the District of Delaware. The plaintiff alleged that PW USA's installers, downloaders and/or launchers, which are downloaded by users from PW USA's websites in connection with the distribution of its games, infringed two of its patents. The Group settled this case in June 2013 and no material impact on the Group's financial statements for the year ended December 31, 2013.

        In September and December 2013, Shanghai Xuanting Entertainment Information Technology Co., Ltd., an affiliate of Shanda Interactive Entertainment Limited, filed two complaints against PW Literature, alleging that PW Literature had infringed upon its copyrights to certain novels. The Group believes the cases are without merit and intend to defend the actions vigorously. Regardless of the outcome of these lawsuits, the Group believes that such proceedings, individually and in the aggregate, when finally resolved, are unlikely to have a material adverse effect on the Group's results of operations, financial position and cash flows.

        The Group did not record any other legal contingencies as of December 31, 2013.